Investment Portfolio	as of July 31, 2020 (Unaudited)

DWS Latin America Equity Fund

	Shares	Value ($)
Equity Securities 94.5%
Argentina 12.8%
Cablevision Holding SA (GDR)	379,218	2,334,092
Globant SA*	150,821	26,082,984
Grupo Clarin SA B, (GDR) (REG S)*	112,076	102,197
Grupo Financiero Galicia SA (ADR)*	100,000	1,200,000
Pampa Energia SA (ADR)*	314,438	3,439,952
(Cost $33,265,016)		33,159,225
Brazil 58.5%
B2W Cia Digital*	539,852	12,348,227
B3 SA - Brasil Bolsa Balcao	516,954	6,286,830
Banco Bradesco SA (Preferred)	2,251,000	9,683,112
Banco do Brasil SA	460,000	2,961,114
Banco Santander Brasil SA (Units)	902,300	5,170,035
BRF SA*	823,000	3,265,779
Centrais Eletricas Brasileiras SA	345,000	2,443,051
Cia de Saneamento Basico do Estado de Sao Paulo (ADR)	205,000	2,369,800
Cia Siderurgica Nacional SA	1,576,909	3,703,048
Construtora Tenda SA	864,201	5,534,876
Gerdau SA (Preferred)	5,513,784	18,444,284
IRB Brasil Resseguros SA*	3,695,000	5,645,331
Itau Unibanco Holding SA (Preferred)	1,659,000	8,551,727
Magazine Luiza SA	966,834	14,958,770
Raia Drogasil SA	289,078	6,877,070
Usinas Siderurgicas de Minas Gerais SA Usiminas "A" (Preferred)	4,793,389	7,470,503
Vale SA	650,000	7,564,674
Vale SA (ADR)	1,185,000	13,793,400
WEG SA	1,100,265	14,205,336
(Cost $106,619,244)		151,276,967
Chile 9.2%
Antofagasta PLC	718,000	9,710,746
Banco de Chile	16,900,000	1,622,450
Banco Santander Chile	124,350,000	5,412,163
Banco Santander Chile (ADR)	270,000	4,619,700
Embotelladora Andina SA "B", (Preferred)	984,286	2,470,271
(Cost $22,376,846)		23,835,330
Colombia 2.1%
Ecopetrol SA (ADR)	220,000	2,560,800
Grupo de Inversiones Suramericana SA	524,111	2,723,749
Grupo de Inversiones Suramericana SA (Preferred)	6,964	30,445
(Cost $11,374,040)		5,314,994
Mexico 7.1%
Corporativo Fragua SAB de CV	176,000	1,743,788
Fomento Economico Mexicano SAB de CV (Units)	967,000	5,952,775
Grupo Aeroportuario del Pacifico SAB de CV "B"	1,080,000	7,277,807
Industrias Penoles SAB de CV	55,000	820,317
Regional SAB de CV*	959,770	2,499,585
(Cost $25,267,274)		18,294,272
Peru 4.8%
Credicorp Ltd.	17,198	2,187,070
InRetail Peru Corp. 144A	315,000	10,237,500
(Cost $8,080,665)		12,424,570
Total Equity Securities (Cost $206,983,085)		244,305,358
Rights 0.1%
Brazil
B2W Cia Digital *	35,786	48,020
IRB Brasil Resseguros SA *	1,327,939	254,563
Total Rights (Cost $0)		302,583
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $206,983,085)	94.6	244,607,941
Other Assets and Liabilities, Net	5.4	14,072,338
Net Assets	100.0	258,680,279

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund's transactions with affiliated investments during the period ended July 31, 2020 are as follows:

Value ($) at 10/31/2019	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distribu- tions ($)	Number of Shares at 7/31/2020	Value ($) at 7/31/2020
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.04% (a) (b)
15,035,808	—	15,035,808 (c)	—	—	19,659	—	—	—
Cash Equivalents 0.0%
DWS Central Cash Management Government Fund, 0.11% (a)
214,152	101,305,764	101,519,916	—	—	11,190	—	—	—
15,249,960	101,305,764	116,555,724	—	—	30,849	—	—	—

* Non-income producing security.
(a) Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(b) Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(c) Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended July 31, 2020.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
ADR: American Depositary Receipt
GDR: Global Depositary Receipt
REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
At July 31, 2020 the DWS Latin America Equity Fund had the following sector diversification:

Sector Diversification	Market Value ($)	As a % of Investment Portfolio
Materials	61,506,972	25%
Financials	58,847,874	24%
Consumer Discretionary	32,841,873	13%
Consumer Staples	30,547,183	13%
Information Technology	26,082,984	11%
Industrials	21,483,143	9%
Utilities	8,252,803	3%
Energy	2,560,800	1%
Communication Services	2,484,309	1%
Total	244,607,941	100%

Sector diversification is subject to change.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of July 31, 2020 in valuing the Fund's investments.

Assets	Level 1	Level 2	Level 3	Total
Equity Securities
Argentina	$30,722,936	$2,436,289	$—	$33,159,225
Brazil	151,276,967	—	—	151,276,967
Chile	14,124,584	9,710,746	—	23,835,330
Colombia	5,314,994	—	—	5,314,994
Mexico	18,294,272	—	—	18,294,272
Peru	12,424,570	—	—	12,424,570
Rights	302,583	—	—	302,583
Total	$232,460,906	$12,147,035	$—	$244,607,941